J.P. Morgan Exchange-Traded Fund Trust
Rule 10f-3 Transactions
For the period from September 1, 2017 to February 28, 2018

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 9/6/2017
Issuer PPL Capital Funding Inc (PPL 4.00% September 15, 2047)
CUSIP/ Sedol 69352PAM5
Shares 55,000
Offering Price  $98.79
Spread 0.88%
Cost 54335.6
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 2.92%
Syndicate Soctiabank, JPM.GS,BofA ML

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 9/12/2017
Issuer Union Pacific Corporation (UNP 3.60% September 15, 2037)
CUSIP/ Sedol 907818EQ7
Shares 40,000
Offering Price  $99.90
Spread 0.88%
Cost 39960.4
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 3.44%
Syndicate BARC, CITI, CS, MS, JPM, ML, BNY, LOOP, MIZUHO, MUFG SEC, PNC, SUNTRUST, US BANC, WELLS

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 9/13/2017
Issuer Concho Resources Inc (CXO 4.875% October 1, 2047)
CUSIP/ Sedol 20605PAJ0
Shares 40,000
Offering Price  $99.75
Spread 0.88%
Cost 39899.6
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 1.42%
Syndicate BAML, BARC, CITI, JPM

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 9/15/2017
Issuer Consumer Loan Underlying Bond Credit Trust 2017-P1 A (CLUB 2017-P1 A 2.42% September 15, 2023 144A)
CUSIP/ Sedol 21051AAA9
Shares 100,000
Offering Price  $100.00
Spread 0.75%
Cost 99997
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 6.36%
Syndicate CITI, JPM

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 9/15/2017
Issuer Consumer Loan Underlying Bond Credit Trust 2017-P1 B (CLUB 2017-P1 B 3.56% September 15, 2023 144A)
CUSIP/ Sedol 21051AAB7
Shares 115,000
Offering Price  $99.91
Spread 0.75%
Cost 114893.05
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 12.80%
Syndicate CITI, JPM

Fund JPMorgan Ultra-Short Income ETF
Trade Date 7/25/2017
Issuer Drive Auto Receivables Trust 2017-2 A3 (DRIVE 2017-2 A3 1.82% June 15, 2020)
CUSIP/ Sedol 26208FAG6
Shares 53,000
Offering Price  $99.99
Spread 0.20%
Cost 52997.2546
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering* 12.18%
Syndicate JPM, BMO, Citi

Fund JPMorgan Ultra-Short Income ETF
Trade Date 8/2/2017
Issuer General Motors Company (GM FRN August 7, 2020)
CUSIP/ Sedol 37045VAM2
Shares 400,000
Offering Price  $100.00
Spread 0.25%
Cost 400000
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 4.92%
Syndicate JPM, DB, MS,GS, BofA ML

Fund JPMorgan Ultra-Short Income ETF
Trade Date 8/14/2017
Issuer DXC Technology Company (DXC FRN March 1, 2021)
CUSIP/ Sedol 23355LAE6
Shares 450,000
Offering Price  $100.00
Spread 0.45%
Cost 450000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 0.62%
Syndicate RBC, JPM. Citi, MUFG,Lloyds, BofA ML, Mizuho

Fund JPMorgan Ultra-Short Income ETF
Trade Date 9/14/2017
Issuer Gilead Sciences Inc (GILD FRN March 20, 2019)
CUSIP/ Sedol 375558BP7
Shares 300,000
Offering Price  $100.00
Spread 0.13%
Cost 300000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 17.34%
Syndicate JPM, Wells, BofA ML,

Fund JPMorgan Ultra-Short Income ETF
Trade Date 9/25/2017
Issuer DNB Bank ASA (BNBNO FRN October 2, 2020 144A)
CUSIP/ Sedol 23329PAB6
Shares 250,000
Offering Price  $100.00
Spread 0.15%
Cost 250000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 10.82%
Syndicate JPM, MS, GS, DNB Bank, Barclays

Fund JPMorgan Ultra-Short Income ETF
Trade Date 9/25/2017
Issuer Nissan Motor Acceptance Corp (NSANY FRN September 28, 2020 144A)
CUSIP/ Sedol 654740BC2
Shares 250,000
Offering Price  $100.00
Spread 0.25%
Cost 250000
Dealer Executing Trade BofA Merrill Lych
% of Offering* 15.25%
Syndicate JPM, TD Secrurities, Barclays, BofA ML

Fund JPMorgan Ultra-Short Income ETF
Trade Date 9/27/2017
Issuer EQT Corporation (EQT FRN October 1, 2020)
CUSIP/ Sedol 26884LAD1
Shares 250,000
Offering Price  $100.00
Spread 0.40%
Cost 250000
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering* 0.05%
Syndicate JPM,DB, Wells , Citi, BofA ML

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 10/3/2017
Issuer Enel Finance International NV (ENELIM 3.50 April 6, 2028 144A)
CUSIP/ Sedol 29278GAF5
Shares 200,000
Offering Price  $98.76
Spread 0.45%
Cost 197524
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 2.41%
Syndicate BARCS,BBVA,CITI,CS,DB,GS,JPM,MIZUHO,MS,MUFG,NWM,SANT

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 10/18/2017
Issuer Republic of Ecuador (ECUA 8.875 October 23, 2027 144A)
CUSIP/ Sedol XS1707041429
Shares 210,000
Offering Price  $100.00
Spread 0.28%
Cost 210000
Dealer Executing Trade Deutsche Bank AG (London)
% of Offering* 1.39%
Syndicate CS, DB, JPM

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 10/18/2017
Issuer Goldman Sachs Group Inc (GS FRN December 20, 2049)
CUSIP/ Sedol 38148BAD0
Shares 405,000
Offering Price  $100.00
Spread 1.50%
Cost 405000
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 8.71%
Syndicate GS, JPM

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 11/6/2017
Issuer QEP RESOURCES INC QEP 5.625 01MAR26
CUSIP/ Sedol 74733VAD2
Shares 5,000
Offering Price  $100.00
Spread 1.25%
Cost 5000
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 4.13%
Syndicate BMO,CITI,DB,JPM,MUFG,USB,WFC

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 11/8/2017
Issuer Banco Bilbao Vizcaya ARG BBVASM FRN 29DEC99
CUSIP/ Sedol 05946KAF8
Shares 200,000
Offering Price  $100.00
Spread 0.90%
Cost 200000
Dealer Executing Trade HSBC Securities (USA) Inc (New York)
% of Offering* 2.50%
Syndicate BAML, BBVA SEC, CITI, DB, HSBC, JPM

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 11/14/2017
Issuer ITC HOLDINGS CORP ITC 3.35 15NOV27 144A
CUSIP/ Sedol 465685AN5
Shares 140,000
Offering Price  $99.93
Spread 0.65%
Cost 139904.8
Dealer Executing Trade Barclays Capital Inc            (Taxable FI)
% of Offering* 12.57%
Syndicate BARCS,JPM,MIZUHO,MS,SCOTIA,WFC

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 11/28/2017
Issuer IHS MARKIT LTD INFO 4.25 01MAR26 144A
CUSIP/ Sedol 44962LAC1
Shares 19,000
Offering Price  $100.00
Spread 1.00%
Cost 19000
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 4.02%
Syndicate BofAML,HSBC,JPM,RBCCM,WFC

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 11/29/2017
Issuer CLUB 2017-P2 A CLUB 2017-P2 A
CUSIP/ Sedol 21051CAC1
Shares 310,000
Offering Price  $100.00
Spread 0.85%
Cost 309991.692
Dealer Executing Trade Citigroup Global Markets Inc (Taxable FI)
% of Offering* 16.86%
Syndicate CITI, JPM, BNP PAR

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 12/5/2017
Issuer ITAU UNIBANCO HLDG SA/KY ITAU FRN 31DEC49 144A
CUSIP/ Sedol 46556UAB0
Shares 200,000
Offering Price  $100.00
Spread 0.70%
Cost 200000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 1.07%
Syndicate BAML, BB SECURITIES, ITAU BBA INTL, JPM, STANDARD CHARTERED BANK

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 12/5/2017
Issuer AMERICAN TOWER CORP AMT 3.6 15JAN28
CUSIP/ Sedol 03027XAR1
Shares 90,000
Offering Price  $99.48
Spread 0.65%
Cost 89528.4
Dealer Executing Trade Morgan Stanley And Company LLC
% of Offering* 1.51%
Syndicate BofAML,CITI,COBA,FIFTHI,JPM,MS,SCOTIA,SG

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 12/6/2017
Issuer MARTIN MARIETTA MATERIAL MLM 3.5 15DEC27
CUSIP/ Sedol 573284AT3
Shares 125,000
Offering Price  $99.75
Spread 0.65%
Cost 124687.5
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 4.01%
Syndicate BB&T,DB,JPM,SUN,WFC

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 12/7/2017
Issuer SOTHEBY'S BID 4.875 15DEC25 144A
CUSIP/ Sedol 835898AG2
Shares 25,000
Offering Price  $100.00
Spread 1.12%
Cost 25000
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 6.86%
Syndicate BofAML,GS,HSBC,JPM

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 12/8/2017
Issuer ITRON INC ITRI 5.0 15JAN26 144A
CUSIP/ Sedol 465740AA6
Shares 6,000
Offering Price  $100.00
Spread 1.50%
Cost 6000
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 2.06%
Syndicate JPM, Wells, BNP, ING, US Bancopr

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 12/12/2017
Issuer WHITING PETROLEUM CORP WLL 6.625 15JAN26 144A
CUSIP/ Sedol 966387BE1
Shares 6,000
Offering Price  $100.00
Spread 1.25%
Cost 6000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 1.69%
Syndicate BofAML,CITI,JPM,WFC

Fund JPMorgan Disciplined High Yield ETF
Trade Date 11/6/2017
Issuer QEP RESOURCES INC QEP 5.625 01MAR26
CUSIP/ Sedol 74733VAD2
Shares 14,000
Offering Price  $100.00
Spread 1.25%
Cost 14000
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 4.13%
Syndicate BMO,CITI,DB,JPM,MUFG,USB,WFC

Fund JPMorgan Disciplined High Yield ETF
Trade Date 11/28/2017
Issuer IHS MARKIT LTD INFO 4.25 01MAR26 144A
CUSIP/ Sedol 44962LAC1
Shares 56,000
Offering Price  $100.00
Spread 1.00%
Cost 56000
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 4.02%
Syndicate BofAML,HSBC,JPM,RBCCM,WFC

Fund JPMorgan Disciplined High Yield ETF
Trade Date 12/12/2017
Issuer WHITING PETROLEUM CORP WLL 6.625 15JAN26 144A
CUSIP/ Sedol 966387BE1
Shares 37,000
Offering Price  $100.00
Spread 1.25%
Cost 37000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 1.69%
Syndicate BofAML,CITI,JPM,WFC

Fund JPMorgan Ultra-Short Income ETF
Trade Date 10/3/2017
Issuer Bank of the West Auto Trust 2017-1 A2 (BWSTA 2017-1 A2 1.78 February 15, 2021 144A)
CUSIP/ Sedol 064229AB3
Shares 141,000
Offering Price  $99.99
Spread 0.24%
Cost 140985.1809
Dealer Executing Trade BNP Paribas Securities Corp
% of Offering* 4.78%
Syndicate JPm, BNP, Barclays, TD, Wells

Fund JPMorgan Ultra-Short Income ETF
Trade Date 10/10/2017
Issuer Sempra Energy (SRE FRN March 15, 2021)
CUSIP/ Sedol 816851BB4
Shares 250,000
Offering Price  $100.00
Spread 0.35%
Cost 250000
Dealer Executing Trade Mizuho Securities USA Incorporated
% of Offering* 2.15%
Syndicate JPM, Mizuho

Fund JPMorgan Ultra-Short Income ETF
Trade Date 10/17/2017
Issuer Drive Auto Receivables Trust 2017-3 B (DRIVE 2017-3 B 2.30 May 17, 2021)
CUSIP/ Sedol 26207KAE1
Shares 136,000
Offering Price  $100.00
Spread 0.40%
Cost 992910
Dealer Executing Trade Societe Generale
% of Offering* 23.26%
Syndicate RBC, JPM, Wells, BMO, Santander, Soc Gen,

Fund JPMorgan Ultra-Short Income ETF
Trade Date 11/7/2017
Issuer AMCAR 2017-4 A2A AMCAR  A2A 1.83 18MAY21
CUSIP/ Sedol 03066FAC5
Shares 129,000
Offering Price  $100.00
Spread 0.25%
Cost 128994.2724
Dealer Executing Trade Barclays Capital Inc            (Taxable FI)
% of Offering* 23.20%
Syndicate Barclays, Citi, JPM, Soc Gen

Fund JPMorgan Ultra-Short Income ETF
Trade Date 11/20/2017
Issuer EXPRESS SCRIPTS HOLDING ESRX FRN 30NOV20
CUSIP/ Sedol 30219GAS7
Shares 500,000
Offering Price  $100.00
Spread 0.45%
Cost 500000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 0.23%
Syndicate Citi, BofA ML, Mizuho

Fund JPMorgan Ultra-Short Income ETF
Trade Date 12/6/2017
Issuer MARTIN MARIETTA MATERIAL MLM FRN 20DEC19
CUSIP/ Sedol 573284AS5
Shares 500,000
Offering Price  $100.00
Spread 0.25%
Cost 500000
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* .25%
Syndicate JPM, DB, Wells,

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 1/18/2018
Issuer REPUBLIC OF ECUADOR ECUA 7.875 23JAN28 144A
CUSIP/ Sedol XS1755432363
Shares 200,000
Offering Price  $100.00
Spread 0.28%
Cost 200000
Dealer Executing Trade Deutsche Bank AG (London)
% of Offering* 0.73%
Syndicate CS, DB, JPM

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 1/23/2018
Issuer FORDR 2018-1 A FORDR 2018-1 A 144A
CUSIP/ Sedol 34532RAA4
Shares 100,000
Offering Price  $99.96
Spread 0.40%
Cost 99964.89
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 0.17%
Syndicate BAML, CREDIT AG, GS, JPM

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 1/30/2018
Issuer SCLP 2018-1 B SCLP 3.8 25FEB27 144A
CUSIP/ Sedol 83405RAC1
Shares 100,000
Offering Price  $99.99
Spread 1.15%
Cost 99987.18
Dealer Executing Trade Deutsche Bank Securities Inc. (Govt/Corp
% of Offering* 1.94%
Syndicate DB, GS, JPM, MIZUHO

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 1/18/2018
Issuer SOFI 2018-A B SOFI 3.61 25FEB42 144A
CUSIP/ Sedol 83406EAD7
Shares 100,000
Offering Price  $99.93
Spread 1.05%
Cost 99934.54
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 2.15%
Syndicate GS, JPM

Fund JPMorgan Disciplined High Yield ETF
Trade Date 1/19/2018
Issuer BERRY GLOBAL INC BERY 4.5 15FEB26 144A
CUSIP/ Sedol 08576PAA9
Shares 13,000
Offering Price  $100.00
Spread 0.75%
Cost 13000
Dealer Executing Trade Credit Suisse Securities (USA) LLC - (CA
% of Offering* 3.07%
Syndicate JPM, DB, Wells,

Fund JPMorgan Disciplined High Yield ETF
Trade Date 1/19/2018
Issuer BERRY GLOBAL INC BERY 4.5 15FEB26 144A
CUSIP/ Sedol 08576PAA9
Shares 13,000
Offering Price  $100.00
Spread 0.75%
Cost 13000
Dealer Executing Trade Credit Suisse Securities (USA) LLC - (CA
% of Offering* 3.07%
Syndicate JPM, DB, Wells,

Fund JPMorgan Disciplined High Yield ETF
Trade Date 1/19/2018
Issuer BERRY GLOBAL INC BERY 4.5 15FEB26 144A
CUSIP/ Sedol 08576PAA9
Shares 13,000
Offering Price  $100.00
Spread 0.75%
Cost 13000
Dealer Executing Trade Credit Suisse Securities (USA) LLC - (CA
% of Offering* 3.07%
Syndicate JPM, DB, Wells,

Fund JPMorgan Disciplined High Yield ETF
Trade Date 1/19/2018
Issuer BERRY GLOBAL INC BERY 4.5 15FEB26 144A
CUSIP/ Sedol 08576PAA9
Shares 13,000
Offering Price  $100.00
Spread 0.75%
Cost 13000
Dealer Executing Trade Credit Suisse Securities (USA) LLC - (CA
% of Offering* 3.07%
Syndicate JPM, DB, Wells,

Fund JPMorgan Disciplined High Yield ETF
Trade Date 1/8/2018
Issuer L BRANDS INC LB 5.25 01FEB28
CUSIP/ Sedol 501797AN4
Shares 90,000
Offering Price  $100.00
Spread 0.75%
Cost 90000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 4.18%
Syndicate BofAML,CITI,HSBC,JPM,WFC

Fund JPMorgan Ultra-Short Income ETF
Trade Date 2/14/2018
Issuer DRIVE 2018-1 A3 DRIVE 2.42 15JAN21
CUSIP/ Sedol 26208GAD1
Shares 777,000
Offering Price  $100.00
Spread 0.20%
Cost 776964.9573
Dealer Executing Trade Wells Fargo Securities LLC
% of Offering* 21.28%
Syndicate 0

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 2/28/2018
Issuer KENNEDY-WILSON INC KW 5.875 01APR24 144A
CUSIP/ Sedol 489399AK1
Shares 14,000
Offering Price  $98.63
Spread 1.25%
Cost 13807.5
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 7.21%
Syndicate BofAML,DB,FIFTHI,JPM,USB

Fund JPMorgan Disciplined High Yield ETF
Trade Date 2/28/2018
Issuer KENNEDY-WILSON INC KW 5.875 01APR24 144A
CUSIP/ Sedol 489399AK1
Shares 71,000
Offering Price  $98.63
Spread 1.25%
Cost 70023.75
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 7.21%
Syndicate BofAML,DB,FIFTHI,JPM,USB

Fund JPMorgan Global Bond Opportunities ETF
Trade Date 2/5/2018
Issuer MPLX LP MPLX 4.5 15APR38
CUSIP/ Sedol 55336VAM2
Shares 95,000
Offering Price  $98.81
Spread 0.75%
Cost 93870.45
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 1.19%
Syndicate BARCS,BNP,BofAML,CITI,GS,JPM,MIZUHO,MUFG,PNCFIN,RBCCM,SCOTIA,SUN,TD,UBS,USB,WFC

Fund JPMorgan Ultra-Short Income ETF
Trade Date 2/26/2018
Issuer PHILLIPS 66 PSX FRN 26FEB21
CUSIP/ Sedol 718546AS3
Shares 1,000,000
Offering Price  $100.00
Spread 0.35%
Cost 1000000
Dealer Executing Trade Deutsche Bank Securities Inc. (Govt/Corp
% of Offering* 0.65%
Syndicate Scotiabank, JPM, DB, Citi, GS, Mizuho